Exhibit 99.1

March 31, 2026

COMPANY CONTACT
FutureFuel Corp.
Roeland Polet
(314) 854-8352 www.futurefuelcorporation.com

FutureFuel Redirects Capital to Growth Investments and Share Repurchases

BATESVILLE, AR (March 31, 2026) – FutureFuel Corp. (NYSE: FF) (“FutureFuel”), today announced that its Board of Directors (the “Board”) has reduced its quarterly dividend to $0.01 per share effective for the second quarter of 2026. The second quarter dividend was declared with a record date of June 4, 2026, and a payment date of June 18, 2026. The company is redirecting that capital to fund growth opportunities and repurchase shares opportunistically.

The Board believes FutureFuel is undervalued at current prices. The company has reaffirmed its $25 million share buyback authorization and intends to be an active purchaser of its own stock, subject to market conditions.

Capital previously allocated to dividends will fund projects to expand capacity, commercialize new products, and take advantage of the reshoring of specialty chemicals and advanced materials manufacturing to the United States. The Board expects these investments to improve margins and accelerate growth in the company’s chemicals segment.

FutureFuel has significant growth opportunities ahead of it. The Board believes shifting capital from dividends to these opportunities will create more shareholder value over time. FutureFuel is in a capital-intensive business. FutureFuel believes that the companies that invest through cycles are the ones that win.

For more information, please contact:

FutureFuel Corp.
Roeland Polet
(314) 854-8352 www.futurefuelcorporation.com

About FutureFuel

FutureFuel is a leading manufacturer of diversified chemical products and biofuels. FutureFuel’s chemicals segment manufactures specialty chemicals for specific customers (“custom chemicals”) as well as multi-customer specialty chemicals (“performance chemicals”). FutureFuel’s custom manufacturing product portfolio includes proprietary agrochemicals, adhesion promoters, a biocide intermediate, and an antioxidant precursor. FutureFuel’s performance chemicals products include a portfolio of proprietary nylon and polyester polymer modifiers and several small-volume specialty chemicals and solvents for diverse applications. FutureFuel’s biofuels segment primarily produces and sells biodiesel to its customers. Please visit www.futurefuelcorporation.com for more information.

Forward-Looking Statement

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements deal with FutureFuel’s current plans, intentions, beliefs, and expectations, and statements of future economic performance. Statements containing such terms as “believe,” “do not believe,” “plan,” “expect,” “intend,” “estimate,” “anticipate,” and other phrases of similar meaning are considered to contain uncertainty and are forward-looking statements. In addition, from time-to-time FutureFuel or its representatives have made or will make forward-looking statements orally or in writing. Furthermore, such forward-looking statements may be included in various filings that the company makes with United States Securities and Exchange Commission (the “SEC”), in press releases, or in oral statements made by or with the approval of one of FutureFuel’s authorized executive officers.

These forward-looking statements are subject to certain known and unknown risks and uncertainties, as well as assumptions that could cause actual results to differ materially from those reflected in these forward-looking statements. Factors that might cause actual results to differ include, but are not limited to, those set forth under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in FutureFuel’s Form 10-K Annual Report for the year ended December 31, 2025, and in its future filings made with the SEC. An investor should not place undue reliance on any forward-looking statements contained in this document, which reflect FutureFuel management’s opinions only as of their respective dates. Except as required by law, the company undertakes no obligation to revise or publicly release the results of any revisions to forward-looking statements. The risks and uncertainties described in this document and in current and future filings with the SEC are not the only ones faced by FutureFuel. New factors emerge from time to time, and it is not possible for the company to predict which will arise. There may be additional risks not presently known to the company or that the company currently believes are immaterial to its business. In addition, FutureFuel cannot assess the impact of each factor on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. If any such risks occur, FutureFuel’s business, operating results, liquidity, and financial condition could be materially affected in an adverse manner. An investor should consult any additional disclosures FutureFuel has made or will make in its reports to the SEC on Forms 10-K, 10-Q, and 8-K, and any amendments thereto. All subsequent written and oral forward-looking statements attributable to FutureFuel or persons acting on its behalf are expressly qualified in their entirety by the cautionary statements contained in this document.